UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 7, 2022

BURGERFI INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38417	82-2418815
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Cypress Creek Road, Suite 220 Fort Lauderdale, Florida	33309
(Address of Principal Executive Offices)	(Zip Code)

(561) 844-5528

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	BFI	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one share of common stock at an exercise price of $11.50 per share	BFIIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

BurgerFi International, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (“Annual Meeting”) at 10:00 a.m. Eastern Time on July 7, 2022 for the purpose of: (i) electing two Class C directors, each for a term of three years or until their successors are duly elected and qualified or until their earlier resignation or removal and (ii) ratifying the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the 2022 fiscal year. For more information on these proposals, which are described below, please refer to the Company’s proxy statement dated May 26, 2022. As of the record date of May 9, 2022, there were a total of 22,235,703 shares of common stock issued and outstanding and entitled to vote at the Annual Meeting. Proxies were received for 16,469,523 shares of common stock, or approximately 74.07% of the shares issued and outstanding and entitled to vote at the Annual Meeting; therefore a quorum was present.

Proposal 1 - To elect two Class C directors to the Company’s Board of Directors, each for a term of three years or until their successors are duly elected and qualified or until their earlier resignation or removal.

The two Class C director nominees proposed by the Company’s Board of Directors were each elected to serve as a director for a term of three years or until their successors are duly elected and qualified or until their earlier resignation or removal. The final voting results for each nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes
Ophir Sternberg	9,030,347	3,705,098	3,734,078
Andrew Taub	9,762,645	2,972,800	3,734,078

Proposal 2 - To ratify the appointment of KPMG LLP as the Company’s independent registered certified public accountants for fiscal year 2022.

Stockholders voted to ratify the appointment of KPMG LLP as the Company’s independent registered certified public accountants for the fiscal year ending December 31, 2022. The proposal received the following final voting results:

For	Against	Abstain
16,215,973	69,655	183,894

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2022

BURGERFI INTERNATIONAL, INC.

By:	/s/ Stefan K. Schnopp
Stefan K. Schnopp, Chief Legal Officer and Corporate Secretary